UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 18, 2008

Date of Report (Date of earliest event reported)

Commission File No. 000-16449

TIGERLOGIC CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-3046892
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

25A Technology Drive, Irvine, CA 92618

(Address of principal executive offices, Zip Code)

(949) 442-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On December 16, 2008, the Compensation Committee of the Board of Directors of TigerLogic Corporation (the “Company”) recommended, and on December 18, 2008, the Board of Directors of the Company approved certain amendments to each of (i) the Change of Control and Severance Agreement between the Company and Carlton H. Baab (the “Baab Severance Agreement”) and (ii) the Offer Letter between the Company and Thomas G. Lim (the “Lim Offer Letter”). The amendments to each of the agreements were primarily made to bring such agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations and other guidance promulgated thereunder (“Section 409A”). Section 409A is the tax law enacted in 2004 governing “nonqualified deferred compensation” arrangements that imposes an additional tax and penalties on service providers (including employees and directors) if a covered arrangement does not comply with Section 409A. Such agreements were amended to, among other things, reflect new rules governing the timing of certain payments. The Baab Severance Agreement was also amended to clarify Mr. Baab’s current health plan arrangements with the Company and to eliminate discretionary better-of provisions for reduction of benefits as provided under Section 280G of the Code. In addition, the amendment to the Lim Offer Letter provided for the removal of certain noncompetition provisions and the elimination of acceleration of equity awards other than in connection with a change of control of the Company. Certain other non-material changes were also made to the above-listed documents.

The descriptions of the amendments to the Baab Severance Agreement and the Lim Offer Letter contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of such agreements, copies of which have been included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended Change of Control and Severance Agreement by and between the Company and Carlton H. Baab

10.2	Amendment to Offer Letter by and between the Company and Thomas G. Lim

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: December 19, 2008	By:	/s/ Thomas Lim
Thomas Lim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended Change of Control and Severance Agreement by and between the Company and Carlton H. Baab

10.2	Amendment to Offer Letter by and between the Company and Thomas G. Lim